                                                                    Exhibit 10.1

                         EXTENSION #3 TO PROMISSORY NOTE

$400,000.00                San Diego, San Diego County,        December 31, 2001
-----------                                                    -----------------
                                   California

     FOR VALUE RECEIVED, the undersigned, L. Donald Speer, II and Kelly Elizabeth Speer, ("Makers"), and Venture Catalyst Incorporated, a Utah corporation or its assigns ("Holder") hereby enter into this extension ("Extension") to that certain advance promissory note ("Note"), dated September 1, 2000, as follows:

                                    RECITALS

     A. In accordance with Section 1 of the Note, the outstanding principal amount of the Note and all unpaid interest thereon, if any, was originally due and payable in full on March 31, 2001 (the "Maturity Date").

     B. In accordance with the terms of the Extension to Promissory Note, dated March 31, 2001, the Maturity Date was extended to September 30, 2001.

     C. In accordance with the terms of the Extension #2 to Promissory Note, dated September 30, 2001, the Maturity Date was further extended to December 31, 2001.

     D. Holder has determined that it is in its best interest to extend the Maturity Date for an additional three months, provided that the Makers pay all outstanding and accrued interest incurred through December 31, 2001, on December 31, 2001. At December 31, 2001, the aggregate unpaid principal on the Note is $37,420.29 and the accrued but unpaid interest on the Note is $654.87.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the Makers and Holder hereby agree as follows:

     1.   Capitalized Terms. Capitalized terms used herein shall have the same
          ------------------
meanings ascribed to such terms in the Note unless otherwise defined herein.

     2.   Payment. Section 1(a) of the Note is hereby amended to extend the date
          -------
of Mandatory Payment from March 31, 2001 to March 31, 2002.

     3.   Incorporation by Reference.  The parties hereto incorporate by
          --------------------------
reference herein each and every covenant, term and condition contained in the Note as if more fully set forth herein, subject only to the amendment and modifications contained in this

Extension, the same which shall supercede any term or condition set forth in the Note that may be in conflict herewith.

     4.   Incorporation. This Extension shall be deemed a part of and
          -------------
incorporated into the Note and is hereby ratified, approved and confirmed in each and every respect. All references to the Note or this Extension in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Note as modified hereby.

     5.   Successor and Assigns. This Extension shall be binding upon the Makers
          ---------------------
and their successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

     6.   Applicable Law. THIS EXTENSION SHALL BE GOVERNED BY, AND CONSTRUED AND
          --------------
ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING NOTICE TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF CALIFORNIA. THIS EXTENSION #3 TO PROMISSORY NOTE MAY BE ENFORCED IN SAN DIEGO COUNTY SUPERIOR COURT BY AGREEMENT OF THE PARTIES HERETO.

     IN WITNESS WHEREOF, the parties have executed this Extension as of the date first set forth above.

     (Holder)                                   (Makers)

     Venture Catalyst Incorporated,
     a Utah corporation



     By:/s/ Kevin McIntosh                      /s/ L. Donald Speer, II
        -----------------------------------     --------------------------------
          Kevin McIntosh,                       L. Donald Speer, II
          Senior Vice President, Chief
          Financial Officer, Secretary
          and Treasurer                         /s/ Kelly Elizabeth Speer
                                                --------------------------------
                                                Kelly Elizabeth Speer

                                      -2-